Sesen Bio Announces Productive Late-Cycle Meeting with the FDA for Vicineum™ No Advisory Committee meeting is planned at this time No confirmatory trial required at this time Company believes it remains on track for August 18th target PDUFA date CAMBRIDGE, Mass., Jul. 14, 2021 – Sesen Bio (Nasdaq: SESN), a late-stage clinical company developing targeted fusion protein therapeutics for the treatment of patients with cancer, today announced that on July 13, 2021 the Company participated in a productive Late- Cycle Meeting with the U.S. Food and Drug Administration (FDA) regarding the Company’s Biologics License Application (BLA) for Vicineum for the treatment of BCG-unresponsive non- muscle invasive bladder cancer (NMIBC) currently under Priority Review with a target Prescription Drug User Fee Act (PDUFA) date of August 18, 2021. The Late-Cycle Meeting is held late in the BLA review process between members of the FDA review team and the applicant to discuss the status of the review. The purpose of the meeting is to share information, discuss any substantive review items identified to date and to discuss the objectives for the remainder of the review. The meeting does not address the final regulatory decision for the application. “We are very pleased with the outcome of the Late Cycle Meeting and continue to feel encouraged by the level of engagement from the FDA in our ongoing discussions regarding the BLA for Vicineum,” said Dr. Thomas Cannell, president and chief executive officer of Sesen Bio. “We understand the FDA’s position on the remaining review items and anticipate a successful resolution of these matters prior to the target PDUFA date. We remain focused on the patient and bringing a differentiated product to market that has the potential to improve patient outcomes while reducing overall healthcare costs.” Key Review Updates Include: • The Company and the FDA discussed remaining questions related to manufacturing facilities inspection, product quality information requests and additional information related to chemistry, manufacturing and controls (CMC) and agreed upon a timeline for supporting information to be submitted. • No Discipline Review letters have been issued to date. • The FDA confirmed there is no Advisory Committee meeting planned at this time. • No issues related to risk management have been identified to date. • No post-marketing requirements, including a confirmatory trial, have been identified as necessary at this time. • The Company and the FDA discussed clinical trial and manufacturing post-marketing commitments required at this time.

The FDA’s review of the BLA is ongoing and the Company believes the BLA remains on track for an anticipated regulatory decision by August 18, 2021, the target PDUFA date. About Vicineum™ Vicineum, a locally administered fusion protein, is Sesen Bio’s lead product candidate being developed for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). Vicineum is comprised of a recombinant fusion protein that targets epithelial cell adhesion molecule (EpCAM) antigens on the surface of tumor cells to deliver a potent protein payload, Pseudomonas Exotoxin A. Vicineum is constructed with a stable, genetically engineered peptide tether to ensure the payload remains attached to the antibody binding fragment until it is internalized by the cancer cell. This fusion protein design is believed to decrease the risk of toxicity to healthy tissues, thereby improving its safety. In prior clinical trials conducted by Sesen Bio, EpCAM has been shown to be overexpressed in NMIBC cells with minimal to no EpCAM expression observed on normal bladder cells. Sesen Bio is currently in the follow-up stage of a Phase 3 registration trial in the US for the treatment of BCG- unresponsive NMIBC. In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Additionally, Sesen Bio believes that cancer cell-killing properties of Vicineum promote an anti-tumor immune response that may potentially combine well with immuno-oncology drugs, such as checkpoint inhibitors. For this reason, the activity of Vicineum in BCG-unresponsive NMIBC is also being explored at the US National Cancer Institute in combination with AstraZeneca’s immune checkpoint inhibitor durvalumab. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company advancing targeted fusion protein therapeutics for the treatment of patients with cancer. The Company’s lead program, Vicineum™, also known as oportuzumab monatox, is currently in the follow-up stage of a Phase 3 registration trial for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG- unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Sesen Bio retains worldwide rights to Vicineum with the exception of Greater China, the Middle East and North Africa (MENA) and Turkey, for which the Company has partnered with Qilu Pharmaceutical and Hikma Pharmaceuticals, respectively, for commercialization. Vicineum is a locally administered targeted fusion protein composed of an anti-EpCAM antibody fragment tethered to a truncated form of Pseudomonas Exotoxin A, which is being developed for the treatment of BCG-unresponsive NMIBC. For more information, please visit the Company’s website at www.sesenbio.com. COVID-19 Pandemic Potential Impact Sesen Bio continues to monitor the rapidly evolving environment regarding the potential impact of the COVID-19 pandemic on our Company. The Company has not yet experienced any disruptions to our operations as a result of COVID-19, however, we are not able to quantify or predict with certainty the overall scope of potential impacts to our business, including, but not limited to, our ability to raise capital and, if approved, commercialize Vicineum. Sesen Bio remains committed to the health and safety of patients, caregivers and employees. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for the Company, the Company’s strategy, future operations, and other statements containing the words “anticipate,” “believe,” “may,” “plan,” “predict,” “target,” “potential,” “will,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. For example, statements regarding the timing for the FDA’s decision on the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC based on the FDA granting the BLA Priority Review, the target PDUFA date of August 18, 2021, successful resolution of topics discussed at the Late Cycle Meeting (including those related to manufacturing facilities inspection, product quality information requests and additional information related to chemistry, manufacturing and controls (CMC)), no Discipline Review letter being issued to date, no advisory committee meeting on the BLA being planned at this time, no issues related to risk management being identified to date and no post-marketing requirements being identified as necessary at this time, the Company’s ability to bring a differentiated product to market that has the potential to improve patient outcomes while reducing overall healthcare costs, and the impact of COVID-19 on the Company, including its ability to raise capital, and, if approved, its ability to commercialize Vicineum for the treatment of BCG-unresponsive NMIBC. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the risk that the FDA may not approve the BLA for Vicineum within the anticipated timing, or at all, the risk that the Company may not be successful in its plans to commercialize Vicineum, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Contact: Erin Clark, Vice President, Corporate Strategy & Investor Relations ir@sesenbio.com